UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 27, 2006
                Date of Report (Date of earliest event reported)


                         American Spectrum Realty, Inc.

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             (Exact name of registrant as specified in its charter)


Maryland                          001-16785                           52-2258674
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(State or Other                  (Commission                    (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
incorporation)                                                              No.)


                5850 San Felipe, Suite 450, Houston, Texas 77057
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               (Address of principal executive offices) (Zip Code)


                                 (713) 706-6200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

On January 27, 2006, Patricia A. Nooney resigned as Chief Operating Officer, Senior Vice President, Treasurer, Secretary and Director of Accounting for American Spectrum Realty, Inc. and its subsidiaries and affiliates. No new chief operating officer has been named.

Effective as of January 27, 2006, American Spectrum Realty's Board of Directors appointed Richard M. Holland, as Vice President of Investments. Mr. Holland, age 52, has served as Director of Leasing for American Spectrum Realty, Inc. since October 2002.

Also effective as of January 27, 2006, G. Anthony Eppolito was appointed as Vice President of Accounting, Treasurer and Secretary by the Board of Directors of American Spectrum Realty. Mr. Eppolito, age 38, has served as Controller for American Spectrum Realty, Inc. since November 2004 and served as Assistant Controller from March 2002 thru October 2004.



Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit         Description
-------         ------------

99.1            Press Release dated January 31, 2006















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERICAN SPECTRUM REALTY, INC.


                                     By:          /s/ William J. Carden
                                         ---------------------------------------
                                         Name:  William J. Carden
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer


Date: January 31, 2006